SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): Oct. 30, 2003

                        American Physicians Capital, Inc.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

       000-32057                                           38-3543910
(Commission File Number)                       (IRS Employer Identification No.)

             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (517)351-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5: Other Events and Regulation FD Disclosure.

      On October 30, 2003, American Physicians Capital, Inc. issued a press release announcing the completion of a trust preferred pooled transaction raising $20 million. A copy of the press release is furnished herewith as
Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      Exhibit                      Description
      -------                      -----------
      99.1              Press Release, dated October 30, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2003                        AMERICAN PHYSICIANS CAPITAL, INC.


                                       /s/ William B. Cheeseman
                                       -----------------------------------------
                                       William B. Cheeseman, President and Chief
                                       Executive Officer


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                                  EXHIBIT INDEX

Number                     Description

99.1            Press Release of American Physicians Capital, Inc., dated
                October 30, 2003


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